Exhibit 10.29

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
This Third Amendment to Amended and Restated Credit Agreement (herein, the “Amendment”), dated as of May 19, 2017 among FCSTONE MERCHANT SERVICES, LLC, a Delaware limited liability company (the “Borrower”), INTL FCSTONE INC., a Delaware corporation (the “Guarantor”), the financial institutions party hereto, as Lenders, and BANK OF MONTREAL, a Canadian chartered bank acting through its Chicago branch, as Administrative Agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS
A.     The Borrower, the Guarantor, the Lenders and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of March 15, 2016, as amended (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.     The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         AMENDMENT.
Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended to incorporate the changes reflected on Exhibit A hereto.

SECTION 2.         CONDITIONS.
2.1.     Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a).     Receipt by the Administrative Agent this Amendment duly executed by the Borrower, the Guarantor, and the Lenders;
(b)     if requested by any Lender, receipt by the Administrative Agent of Notes for such Lender duly executed by the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.8 of the Credit Agreement;
(c)     receipt by the Administrative Agent of evidence satisfactory to it that Borrower has received at least $30,000,000 in Holdings Subordinated Debt together with a subordination agreement relating to the Holdings Subordinated Debt duly executed by the Guarantor in form and substance acceptable to the Administrative Agent;
(d)    receipt by the Administrative Agent of resolutions of the Borrower’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby, together with specimen signatures of the persons authorized to execute such documents on the behalf, all certified in each instance by its Secretary or Assistant Secretary;

(e)     receipt by the Administrative Agent of copies of the certificates of good standing for the Borrower and the Guarantor (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is qualified to do business as a foreign corporation or organization;
(f)     receipt by the Administrative Agent of financing statement, tax, and judgment lien search results against the Property of the Borrower and the Guarantor evidencing the absence of Liens on its Property except as permitted by the Credit Agreement;
(g)     receipt by the Administrative Agent of the favorable written opinion of counsel to the Borrower and the Guarantor, in form and substance satisfactory to the Administrative Agent;
(h)     no material adverse change in the business, condition (financial or otherwise), operations, performance, or Properties of the Borrower or the Guarantor shall have occurred since September 30, 2016;
(i)     receipt by the Administrative Agent of an upfront fee, for the ratable benefit of the Lenders, equal to .125% of the Commitments after giving effect to this Amendment; and
(j)     receipt by the Administrative Agent of such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.
2.2.     Conditions Subsequent. Not later than 90 days after the effective date of this Amendment, the Borrower shall permit the Administrative Agent and its duly authorized representatives to conduct an audit on the Collateral in accordance with Section 8.6 of the Credit Agreement.

SECTION 3. REPRESENTATIONS.
3.1.     In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and the Guarantor hereby represents to the Administrative Agent and to the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except to the extent that such representations and warranties relate to an earlier date) and (b) they are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.
3.2.     Since March 15, 2016, there has been no amendment, modification, supplement or restatement to the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of the Borrower and the Guarantor, and such organizational documents are in full force and effect as of the date hereof.
3.2.     The resolutions adopted by the Board of Director of the Guarantor by unanimous written consent effective as of February 8, 2016 in connection with the Credit Agreement has not been amended, modified, supplemented or revoked, and such consent remains in full force and effect on the date hereof.

SECTION 4. NEW LENDER.
4.1.     Upon the effectiveness of this Amendment, HSBC Bank U.S.A., National Association (the “New Lender”) (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a “Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.
4.2.     The New Lender hereby confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans and other extensions of credit thereunder. The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of any Loan Party or any of its Subsidiaries or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.
4.3.     The New Lender has delivered to the Administrative Agent a completed
Administrative Questionnaire.
4.4.     The New Lender has delivered to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith), as required, the tax forms referred to in Section 12.1 of the Credit Agreement.

SECTION 5. MISCELLANEOUS.
5.1.     Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement, as amended by this Amendment.
5.2.     The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.
5.3.     The Guarantor hereby agrees and confirms that its guaranty set forth in Section 11 of the Credit Agreement, and all obligations of the Guarantor thereunder, remains in full force and effect.
5.4.     This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Amendment to Credit Agreement is entered into as of the date and year first above written.

"BORROWER"
FCSTONE MERCHANT SERVICES, LLC
By        /s/ William J. Dunaway
Name        William J. Dunaway
Title        Treasurer
By        /s/ Bruce Fields
Name        Bruce Fields
Title        Group Treasurer, INTL FCStone Inc.
"GUARANTOR"
INTL FCSTONE INC.
By        /s/ William J. Dunaway
Name        William J. Dunaway
Title        CFO
By        /s/ Bruce Fields
Name        Bruce Fields
Title        Group Treasurer
By        /s/ William J. Dunaway
Name        William J. Dunaway
Title        CFO

Accepted and agreed to.
BANK OF MONTREAL, CHICAGO BRANCH, as Administrative Agent, L/C Issuer and a Lender

By        /s/ Krupa Tantuwaya
Name        Krupa Tantuwaya
Title        Vice President

COBANK, ACB, as a Lender
By        /s/ Deino Sather
Name        Deino Sather
Title        Regional Vice President

THE HUNTINGTON NATIONAL BANK,
as a Lender
By        /s/ John Weathers
Name        John Weathers
Title        SVP, Portfolio Manager

HSBC BANK U.S.A. NATIONAL ASSOCIATION,
as a Lender
By        /s/ Sarah McClintock
Name        Sarah McClintock
Title        Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]